UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08394
                                   ----------

                           TEMPLETON DRAGON FUND, INC.
                          -----------------------------
              (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
             (Address of principal executive offices)   (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)


      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 12/31
                         ------

Date of reporting period: 6/30/05
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                                   JUNE 30, 2005
--------------------------------------------------------------------------------


[PHOTO OMITTED]


--------------------------------------------------------------------------------
          SEMIANNUAL REPORT AND SHAREHOLDER INFORMATION | INTERNATIONAL
--------------------------------------------------------------------------------


                           TEMPLETON DRAGON FUND, INC.


--------------------------------------------------------------------------------






                                 [LOGO OMITTED]
                               FRANKLIN TEMPLETON
                                   INVESTMENTS
                      Franklin o TEMPLETON o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

MUTUAL Series. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

SPECIALIZED EXPERTISE

Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

TRUE DIVERSIFICATION

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.





RELIABILITY YOU CAN TRUST



--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------


[PHOTO OMITTED]


Not part of the semiannual report

Contents

IMPORTANT NOTICE TO
SHAREHOLDERS.............................         1

SEMIANNUAL REPORT

Templeton Dragon
Fund, Inc. ..............................         2

Performance Summary .....................         7

Financial Highlights and
Statement of Investments ................         9

Financial Statements ....................        13

Notes to Financial
Statements ..............................        16

Annual Meeting of
Shareholders ............................        25

Dividend Reinvestment and
Cash Purchase Plan ......................        26

Shareholder
Information .............................        29


--------------------------------------------------------------------------------


Important Notice to Shareholders


REPURCHASE PROGRAM

In December 2004, the Board of Directors of the Fund authorized management to re-implement the Fund's open-market share repurchase program, which was originally implemented in October 1997. The Fund's Board of Directors had discontinued the open-market share repurchase program in May 2002, in connection with the Fund's previously conducted tender offers. Under the program, the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of the Fund's Investment Manager.







                                           Not part of the semiannual report | 1

Semiannual Report

Templeton Dragon Fund, Inc.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in equity securities of "China companies," as defined in the Fund's prospectus.



--------------------------------------------------------------------------------
GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 6/30/05

[PIE CHART OMITTED]

China                                             35.3%
Hong Kong                                         32.5%
Taiwan                                            23.9%
U.K.                                               3.1%
South Korea                                        1.5%
Short-Term Investments & Other Net Assets          3.7%
--------------------------------------------------------------------------------



Dear Shareholder:

This semiannual report for Templeton Dragon Fund covers the period ended June 30, 2005.


PERFORMANCE OVERVIEW

Templeton Dragon Fund posted cumulative total returns of +4.42% in market price terms and +6.08% in net asset value terms for the six months under review. You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.








THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.




2 |  Semiannual Report

ECONOMIC AND MARKET OVERVIEW

In general, China continued to record strong growth, with 9.4% first quarter 2005 gross domestic product (GDP) growth compared with a year earlier.1 Strong consumer consumption, trade and investment contributed to GDP growth. However, inflationary pressures eased, and there was slower growth in some areas of the economy. The consumer price index (CPI) increased 1.8% in May compared with a year earlier, unchanged from April and down from March's 2.7%.1 Fixed asset investment grew 26% in May compared with a year earlier. Although marginally higher than April's 25% increase, it was well below the 50% level seen in early 2004.1

High oil prices and lower exports hurt Taiwan's economic recovery, as GDP growth in first quarter 2005 slowed to 2.5% year-over-year, down from 3.3% in fourth quarter 2004.2 The government lowered its full-year growth forecast, as external trade, a significant contributor to the island's GDP, weakened. In an effort to widen the tax base and improve economic competitiveness, Taiwan plans to submit new tax legislation for parliamentary approval in July.

Hong Kong recorded solid economic growth, with first quarter GDP expanding 6.0% compared with a year earlier, mainly supported by strong exports and domestic consumption.3 The government forecast GDP growth of between 4.5% and 5.5% in 2005.4 Exports rose 8.9% in the first quarter year-over-year, while private consumption increased 4.6%.4 Unemployment declined, with the jobless rate registering 5.7% for the three-month period ended May 2005, a 43-month low. 3 In politics, Donald Tsang became Hong Kong's new chief executive after the early resignation of Tung Chee-Hwa.

Equity markets in the greater China region declined in first quarter 2005 as investor sentiment was adversely affected by China's passage of an anti-secession law, which allows China to use force against Taiwan if the latter demands independence. Rising U.S. interest rates and high oil prices also impacted investor confidence. Hong Kong stocks, particularly those in the property sector, suffered from rising short-term interest rates. Market sentiment turned positive in the second quarter as government efforts to curb growth in heated sectors showed some progress, and the Morgan Stanley Capital International (MSCI) China Index returned 5.25% in U.S. dollar



1. Source: National Bureau of Statistics of China.
2. Source: Taiwan Directorate General of Budget, Accounting and Statistics.
3. Source: Hong Kong Census & Statistics Department.
4. Source: Hong Kong Special Administrative Region of the People's Republic of China.




                                                           Semiannual Report | 3
terms for the six months ended June 30, 2005.5 Taiwan's market benefited from MSCI index rebalancing, which raised the country's weighting in MSCI's indexes. Speculation over the revaluation of the Chinese yuan led to greater fund inflows into Hong Kong.


INVESTMENT STRATEGY

Our investment strategy employs a fundamental, value-oriented, long-term approach. In selecting companies for investment, we will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors in comparison to other companies around the world that we believe are comparable.

Our approach to selecting investments emphasizes fundamental company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy), to construct an "action list" from which we make our buy decisions. Although we will consider historical value measures, the primary factor in selecting securities for investment by the Fund will be the company's current price relative to its long-term earnings potential.

MANAGER'S DISCUSSION

For the six months ended June 30, 2005, the MSCI China Index posted a 5.25% total return. 5

Relative to the MSCI China Index, the Fund's largest contribution to performance came from our position in Dairy Farm International Holdings, a group with core interests in supermarkets, drugstores, convenience stores and restaurant businesses in Asia. In addition to the food and staples retailing sector, the Fund's absence of insurance holdings, as well as an underweighted position in the transportation industry, positively affected performance.6 The fact that the Fund did not hold China Shipping, Ping An Insurance, and PICC Property and Casualty Company helped relative performance, as those stocks significantly underperformed the index during the period.




TOP 10 HOLDINGS
6/30/05
------------------------------------------------------
  COMPANY                                  % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY                 NET ASSETS
------------------------------------------------------
  Dairy Farm International Holdings Ltd.        14.8%
   FOOD & STAPLES RETAILING, HONG KONG
------------------------------------------------------
  China Mobile (Hong Kong) Ltd., fgn.            7.0%
   WIRELESS TELECOMMUNICATION SERVICES,
   CHINA
------------------------------------------------------
  China Petroleum & Chemical Corp., H            5.5%
   OIL, GAS & CONSUMABLE FUELS, CHINA
------------------------------------------------------
  Cheung Kong Infrastructure
  Holdings Ltd.                                  4.4%
   ELECTRIC UTILITIES, HONG KONG
------------------------------------------------------
  Hang Lung Group Ltd.                           4.0%
   REAL ESTATE, HONG KONG
------------------------------------------------------
  PetroChina Co. Ltd., H                         4.0%
   OIL, GAS & CONSUMABLE FUELS, CHINA
------------------------------------------------------
  Cheung Kong Holdings Ltd.                      3.4%
   REAL ESTATE, HONG KONG
------------------------------------------------------
  Acer Inc.                                      3.3%
   COMPUTERS & PERIPHERALS, TAIWAN
------------------------------------------------------
  HSBC Holdings PLC                              3.1%
   COMMERCIAL BANKS, U.K.
------------------------------------------------------
  Hong Kong & Shanghai Hotels Ltd.               3.0%
   HOTELS, RESTAURANTS & LEISURE,
   HONG KONG
------------------------------------------------------

5. Source: Standard & Poor's Micropal. The MSCI China Index is a free float-adjusted, market capitalization-weighted index designed to meaure equity market performance in China. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

6. The transportation sector comprises air freight and logistics, airlines, and transportation infrastructure in the SOI.


4 |  Semiannual Report

Conversely, the Fund's underweighted exposure to the energy and telecommunication services sectors, as well as an overweighted position in commercial banks, detracted from performance.7 Underweighted positions relative to the MSCI China Index in PetroChina and China Mobile (Hong Kong) also hurt relative performance as both stocks significantly outperformed the index. The Fund's positions in HSBC Holdings and Mega Financial Holdings hindered performance as these stocks declined in value during the period. HSBC is one of the largest banking and financial services organizations in the world, while Mega is one of the largest financial holding companies in Taiwan. Therefore, we believe both companies are well positioned to benefit from increasing demand for banking services globally over the longer term, which is in line with our investment strategy.

During the reporting period, the Fund increased its holdings in China H and Red Chip shares as selective stocks reached our buy limits. Key stock purchases included China's national carrier and the country's largest commercial airline, Air China; China Mobile (Hong Kong), a dominant wireless telecommunications operator with 220 million subscribers in China; and PetroChina, which has a dominant market share in upstream oil and gas businesses with huge proven reserves in China. The Fund also made an investment in South Korea's LG Corp., which increased exposure to the multi-holdings sector.

The Fund reduced its exposure to Taiwan and the China Shenzhen "B" market during the period. Significant sales included shares of Sinopac Holdings and China International Marine Containers. The Fund repositioned its Hong Kong holdings by adding Hopewell Holdings and reducing exposure to Hang Lung Group. Hopewell Holdings is involved in infrastructure projects, property development and investments, hotel operations and management, restaurant operations and catering, and construction and project management.




7. The energy sector comprises oil, gas and consumable fuels in the SOI. Telecommunication services comprises diversified telecommunication services and wireless telecommunication services in the SOI.


                                                           Semiannual Report | 5

This report contains new information about the Board of Directors' approval of the Fund's investment advisory contract in the past six months. It is designed to give you an understanding of several factors considered before the Board approved its contract with the Investment Manager. The discosure is in the "Shareholder Information" section beginning on page 29.

Thank you for your continued participation in Templeton Dragon Fund. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OF MARK MOBIUS]

/S/Mark Mobius

Mark Mobius
President and Chief Executive Officer -
Investment Management
Templeton Dragon Fund, Inc.




THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.






6 |  Semiannual Report

Performance Summary as of 6/30/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.


PRICE AND DISTRIBUTION INFORMATION
---------------------------------------------------------------------------------------------------
  SYMBOL:TDF                                            CHANGE            6/30/05         12/31/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                  +$0.95            $19.65           $18.70
---------------------------------------------------------------------------------------------------
  Market Price (NYSE)                                    +$0.61            $18.08           $17.47
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/05-6/30/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1406
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0143
---------------------------------------------------------------------------------------------------
         TOTAL                          $0.1549
---------------------------------------------------------------------------------------------------



PERFORMANCE
---------------------------------------------------------------------------------------------------
                                        6-MONTH         1-YEAR            5-YEAR         10-YEAR
---------------------------------------------------------------------------------------------------
  Cumulative Total Return 1
---------------------------------------------------------------------------------------------------
     Based on change in NAV              +6.08%        +23.15%          +128.46%         +183.28%
---------------------------------------------------------------------------------------------------
     Based on change in market price     +4.42%        +29.20%          +179.30%         +210.62%
---------------------------------------------------------------------------------------------------
  Average Annual Total Return 1
---------------------------------------------------------------------------------------------------
     Based on change in NAV              +6.08%        +23.15%           +17.97%          +10.97%
---------------------------------------------------------------------------------------------------
     Based on change in market price     +4.42%        +29.20%           +22.81%          +12.00%
---------------------------------------------------------------------------------------------------


PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MORE CURRENT PERFORMANCE, CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/342-5236.




                                                           Semiannual Report | 7

ENDNOTES


SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY INVESTING IN "CHINA COMPANIES," THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.


1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.




8 |  Semiannual Report

Templeton Dragon Fund, Inc.

FINANCIAL HIGHLIGHTS

                                                     ---------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                        JUNE 30, 2005                    YEAR ENDED DECEMBER 31,
                                                         (UNAUDITED)     2004         2003       2002        2001        2000
                                                     ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........              $18.70     $16.62        $9.73      $8.82       $9.91      $12.75
                                                     ---------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .....................                0.45       0.25         0.56       0.17        0.25        0.12

 Net realized and unrealized gains (losses) ..                0.65       2.39         6.75       0.81       (0.37)      (2.01)
                                                     ---------------------------------------------------------------------------
Total from investment operations .............                1.10       2.64         7.31       0.98       (0.12)      (1.89)
                                                     ---------------------------------------------------------------------------
Capital share repurchases ....................                  --         --         0.14       0.10        0.01        0.22
                                                     ---------------------------------------------------------------------------
Less distributions from:

 Net investment income .......................               (0.14)     (0.16)       (0.56)     (0.17)      (0.23)      (1.17)

 Tax return of capital .......................                  --         --           --         --       (0.75)         --

 Net realized gains ..........................               (0.01)     (0.40)          --         --          --          --
                                                     ---------------------------------------------------------------------------
Total distributions ..........................               (0.15)     (0.56)       (0.56)     (0.17)      (0.98)      (1.17)
                                                     ---------------------------------------------------------------------------
Net asset value, end of period ...............              $19.65     $18.70       $16.62      $9.73       $8.82       $9.91
                                                     ---------------------------------------------------------------------------

Market value, end of period b ................              $18.08     $17.47       $17.99      $8.92       $7.49       $7.25
                                                     ---------------------------------------------------------------------------

Total return (based on market value per share) c             4.42%      0.36%      108.44%     21.22%      16.95%    (15.31)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............            $742,256   $706,138     $626,959   $431,779    $429,889    $485,091

Ratios to average net assets:

 Expenses ....................................               1.55%d     1.52%        1.64%e     1.62%       1.54%       1.56%

 Net investment income .......................               4.73%d     1.45%        4.57%      1.80%       2.58%       1.04%

Portfolio turnover rate ......................               2.97%     19.42%       29.91%     15.75%      70.94%     132.74%




a Based on average daily shares outstanding.
b Based on the last sale on the New York Stock Exchange.
c Total return is not annualized for periods less than one year.
d Annualized.
e Ratio of expenses to average net assets, excluding payments by affiliate were 1.78%.




                      Semiannual Report | See notes to financial statements. | 9

Templeton Dragon Fund, Inc.

STATEMENT OF INVESTMENTS, JUNE 30, 2005 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 96.3%
   AIR FREIGHT & LOGISTICS 0.1%
   Sinotrans Ltd. .......................................................        China          3,017,000     $    941,496
                                                                                                              -------------

   AIRLINES 0.4%
a  Air China Ltd., H ....................................................        China          7,486,000        2,528,777
a  Air China Ltd., H, 144A ..............................................        China          1,364,000          460,761
                                                                                                              -------------
                                                                                                                 2,989,538
                                                                                                              -------------

   AUTO COMPONENTS 1.4%
   Cheng Shin Rubber Industry Co. Ltd. ..................................       Taiwan          9,409,160       10,560,241
                                                                                                              -------------

   AUTOMOBILES 0.1%
   Chongqing Changan Automobile Co. Ltd. ................................        China          1,638,470          902,431
                                                                                                              -------------

   CAPITAL MARKETS 1.2%
   Yuanta Core Pacific Securities Co. ...................................       Taiwan         11,591,332        8,563,131
                                                                                                              -------------

   COMMERCIAL BANKS 6.5%
a  Bank of Communications, 144A .........................................        China          1,531,000          551,651
   Chinatrust Financial Holding Co. Ltd. ................................       Taiwan          6,659,477        7,253,416
   HSBC Holdings PLC ....................................................   United Kingdom      1,412,520       22,721,453
   Mega Financial Holdings Co. Ltd. .....................................       Taiwan         27,217,000       17,915,531
                                                                                                              -------------
                                                                                                                48,442,051
                                                                                                              -------------

   COMMUNICATIONS EQUIPMENT 0.5%
   D-Link Corp. .........................................................       Taiwan          2,979,309        3,508,389
                                                                                                              -------------

   COMPUTERS & PERIPHERALS 6.2%
   Acer Inc. ............................................................       Taiwan         12,232,022       24,135,797
   Advantech Co. Ltd. ...................................................       Taiwan          2,929,282        6,935,948
   Asustek Computer Inc. ................................................       Taiwan          2,883,512        8,138,468
   Lite-On Technology Corp. .............................................       Taiwan          5,776,100        6,637,728
                                                                                                              -------------
                                                                                                                45,847,941
                                                                                                              -------------

   CONSTRUCTION MATERIALS 0.2%
   Anhui Conch Cement Co. Ltd., H .......................................        China          1,306,000        1,218,464
   China Resources Cement ...............................................        China            872,000          187,398
                                                                                                              -------------
                                                                                                                 1,405,862
                                                                                                              -------------

   DISTRIBUTORS 3.1%
   China Resources Enterprise Ltd. ......................................        China         12,628,000       19,500,570
   Test-Rite International Co. Ltd. .....................................       Taiwan          5,126,126        3,641,289
                                                                                                              -------------
                                                                                                                23,141,859
                                                                                                              -------------

   DIVERSIFIED TELECOMMUNICATION SERVICES 0.5%
   China Telecom Corp. Ltd., H ..........................................        China         10,278,000        3,703,379
                                                                                                              -------------

   ELECTRIC UTILITIES 4.4%
   Cheung Kong Infrastructure Holdings Ltd. .............................      Hong Kong       11,060,000       32,948,648
                                                                                                              -------------

   ELECTRICAL EQUIPMENT 0.5%
   Phoenixtec Power Co. Ltd. ............................................       Taiwan          3,632,945        3,905,344
                                                                                                              -------------

   ELECTRONIC EQUIPMENT & INSTRUMENTS 2.5%
   Delta Electronics Inc. ...............................................       Taiwan         12,025,970       18,660,661
                                                                                                              -------------



10 |  Semiannual Report

Templeton Dragon Fund, Inc.

---------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   FOOD & STAPLES RETAILING 14.8%
   Dairy Farm International Holdings Ltd. ...............................      Hong Kong       39,843,978     $109,969,379
                                                                                                              -------------

   FOOD PRODUCTS 1.0%
   UNI-President Enterprises Corp. ......................................       Taiwan         16,069,030        7,558,912
                                                                                                              -------------

   HOTELS, RESTAURANTS & LEISURE 3.0%
   Hong Kong & Shanghai Hotels Ltd. .....................................      Hong Kong       21,388,338       22,294,284
                                                                                                              -------------

   HOUSEHOLD DURABLES 1.2%
   TCL Multimedia Technology Holdings Ltd. ..............................        China         48,960,000        9,135,680
                                                                                                              -------------

   INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 3.8%
   Datang International Power Generation Co. Ltd., H ....................        China         26,502,000       20,121,583
   Guangdong Electric Power Development Co. Ltd., B .....................        China         11,270,600        5,482,395
   Huadian Power International Corp. Ltd., H ............................        China          3,978,000        1,126,209
   Huaneng Power International Inc., H ..................................        China          1,454,000        1,066,524
                                                                                                              -------------
                                                                                                                27,796,711
                                                                                                              -------------

   INDUSTRIAL CONGLOMERATES 5.1%
   Beijing Enterprises Holdings Ltd. ....................................        China            976,000        1,369,014
   CITIC Pacific Ltd. ...................................................        China          7,081,000       20,730,390
a  LG Corp. .............................................................     South Korea         221,000        5,618,463
   Shanghai Industrial Holdings Ltd. ....................................        China          5,118,000        9,978,020
                                                                                                              -------------
                                                                                                                37,695,887
                                                                                                              -------------

   IT SERVICES 0.3%
   Travelsky Technology Ltd., H .........................................        China          2,837,000        2,409,543
                                                                                                              -------------

   LEISURE EQUIPMENT & PRODUCTS 0.4%
   Premier Image Technology Corp. .......................................       Taiwan          2,295,000        2,601,121
                                                                                                              -------------

   MACHINERY 2.0%
   China International Marine Containers Co. Ltd., B ....................        China         12,791,872       11,687,562
   Yung Tay Engineering Co. Ltd. ........................................       Taiwan          5,686,000        3,168,363
                                                                                                              -------------
                                                                                                                14,855,925
                                                                                                              -------------

   METALS & MINING 0.1%
   Aluminum Corp. of China Ltd., H ......................................        China          1,028,000          572,151
   China Oriental Group Co. Ltd., 144A ..................................        China            422,000          101,008
                                                                                                              -------------
                                                                                                                   673,159
                                                                                                              -------------

   OFFICE ELECTRONICS 0.1%
   Kinpo Electronics Inc. ...............................................       Taiwan          1,454,000          697,736
                                                                                                              -------------

   OIL, GAS & CONSUMABLE FUELS 9.5%
   China Petroleum & Chemical Corp., H ..................................        China        103,150,000       40,485,597
   PetroChina Co. Ltd., H ...............................................        China         40,050,000       29,634,789
                                                                                                              -------------
                                                                                                                70,120,386
                                                                                                              -------------

   REAL ESTATE 10.4%
   Cheung Kong Holdings Ltd. ............................................      Hong Kong        2,575,000       25,101,019
   Hang Lung Group Ltd. .................................................      Hong Kong       16,884,042       29,983,821
   Henderson China Holdings Ltd. ........................................        China          6,956,500        6,669,274
   Henderson Investment Ltd. ............................................      Hong Kong        7,485,000       10,306,401
   Hong Kong Land Holdings Ltd. .........................................      Hong Kong        1,904,000        5,312,160
                                                                                                              -------------
                                                                                                                77,372,675
                                                                                                              -------------

                                                          Semiannual Report | 11

Templeton Dragon Fund, Inc.

---------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 5.3%
   Elan Microelectronics Corp. ..........................................       Taiwan          3,385,396     $  1,726,098
   Faraday Technology Corp. .............................................       Taiwan            432,259          829,719
   Samsung Electronics Co. Ltd. .........................................     South Korea          10,780        5,147,724
   Siliconware Precision Industries Co. Ltd. ............................       Taiwan          4,340,000        4,274,917
   Sunplus Technology Co. Ltd. ..........................................       Taiwan          6,264,390        8,820,577
   Taiwan Semiconductor Manufacturing Co. ...............................       Taiwan         10,645,920       18,519,027
                                                                                                              -------------
                                                                                                                39,318,062
                                                                                                              -------------

   TEXTILES APPAREL & LUXURY GOODS 0.8%
   Tack Fat Group International Ltd. ....................................      Hong Kong       26,080,000        3,322,571
   Tainan Enterprises Co. Ltd. ..........................................       Taiwan          1,846,000        2,421,509
                                                                                                              -------------
                                                                                                                 5,744,080
                                                                                                              -------------

   TRANSPORTATION INFRASTRUCTURE 3.0%
   China Merchants Holdings (International) Co. Ltd. ....................        China          3,648,874        7,090,344
   Cosco Pacific Ltd. ...................................................        China          6,678,000       12,976,418
   Hainan Meilan International Airport Co. Ltd., H ......................      Hong Kong          570,000          326,412
   Hopewell Holdings Ltd. ...............................................      Hong Kong          623,000        1,599,420
                                                                                                              -------------
                                                                                                                21,992,594
                                                                                                              -------------

   WIRELESS TELECOMMUNICATION SERVICES 7.9%
   China Mobile (Hong Kong) Ltd., fgn. ..................................        China         13,876,000       51,694,499
   Taiwan Mobile Co. Ltd. ...............................................       Taiwan          7,047,764        7,253,579
                                                                                                              -------------
                                                                                                                58,948,078
                                                                                                              -------------
   TOTAL COMMON STOCKS (COST $447,665,508)...............................                                      714,705,183
                                                                                                              -------------

   SHORT TERM INVESTMENTS (COST $25,844,720) 3.5%
   MONEY FUND 3.5%
b  Franklin Institutional Fiduciary Trust Money Market Portfolio ........    United States     25,844,720       25,844,720
                                                                                                              -------------

   TOTAL INVESTMENTS (COST $473,510,228) 99.8%...........................                                      740,549,903
   OTHER ASSETS, LESS LIABILITIES 0.2% ..................................                                        1,705,909
                                                                                                              -------------
   NET ASSETS 100.0%.....................................................                                     $742,255,812
                                                                                                              -------------



SELECTED PORTFOLIO ABBREVIATIONS:
PLC  -  Public Limited Co





a Non-income producing.
b See Note 8 regarding investments in Franklin Institutional Fiduciary Trust
  Money Market Portfolio.


12 |  See notes to financial statements.  |  Semiannual Report

Templeton Dragon Fund, Inc.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005 (unaudited)



Assets:
 Investments in securities:
  Cost - Unaffiliated issuers.............................................................................    $447,665,508
  Cost - Sweep Money Fund (Note 8)........................................................................      25,844,720
                                                                                                              -------------
  Total cost of investments...............................................................................    $473,510,228
                                                                                                              -------------
  Value - Unaffiliated issuers ...........................................................................    $714,705,183
  Value - Sweep Money Fund (Note 8).......................................................................      25,844,720
                                                                                                              -------------
  Total value of investments..............................................................................     740,549,903
 Cash.....................................................................................................         255,375
 Foreign currency, at value (cost $677,993)...............................................................         675,325
 Receivables:
  Investment securities sold..............................................................................         418,702
  Dividends and interest..................................................................................       1,584,937
                                                                                                              -------------
      Total assets........................................................................................     743,484,242
                                                                                                              -------------
Liabilities:
 Payables:
  Investment securities purchased.........................................................................         225,871
  Affiliates .............................................................................................         851,560
 Other liabilities........................................................................................         150,999
                                                                                                              -------------
      Total liabilities...................................................................................       1,228,430
                                                                                                              -------------
        Net assets, at value..............................................................................    $742,255,812
                                                                                                              -------------

Net assets consist of:
 Undistributed net investment income......................................................................    $ 16,885,754
 Net unrealized appreciation (depreciation)...............................................................     267,024,039
 Accumulated net realized gain (loss).....................................................................       2,232,260
 Paid-in capital..........................................................................................     456,113,759
                                                                                                              -------------
        Net assets at value...............................................................................    $742,255,812
                                                                                                              -------------
 Shares outstanding.......................................................................................      37,770,115
                                                                                                              -------------
 Net asset value per share................................................................................          $19.65
                                                                                                              -------------



                     Semiannual Report | See notes to financial statements. | 13

Templeton Dragon Fund, Inc.

STATEMENT OF OPERATIONS
for the six months ended June 30, 2005 (unaudited)



Investment income:
 Dividends:
  Unaffiliated issuers (net of foreign taxes of $419,816)..................................................    $22,214,717
  Sweep Money Fund (Note 8)................................................................................        210,737
 Interest (net of foreign taxes of $24)....................................................................            117
                                                                                                               ------------
      Total investment income..............................................................................     22,425,571
                                                                                                               ------------

Expenses:
 Management fees (Note 3a).................................................................................      4,461,600
 Administrative fees (Note 3b).............................................................................        551,659
 Transfer agent fees ......................................................................................        102,300
 Custodian fees (Note 4)...................................................................................        262,535
 Reports to shareholders...................................................................................         16,900
 Registration and filing fees..............................................................................         33,700
 Professional fees.........................................................................................         83,599
 Directors' fees and expenses..............................................................................         15,150
 Other.....................................................................................................         10,700
                                                                                                               ------------
      Total expenses.......................................................................................      5,538,143
      Expense reductions (Note 4)..........................................................................            (12)
                                                                                                               ------------
       Net expenses........................................................................................      5,538,131
                                                                                                               ------------
         Net investment income.............................................................................     16,887,440
                                                                                                               ------------

Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments..............................................................................................      5,974,977
  Foreign currency transactions............................................................................        (22,498)
                                                                                                               ------------
       Net realized gain (loss)............................................................................      5,952,479
                                                                                                               ------------
 Net change in unrealized appreciation (depreciation) on:
  Investments..............................................................................................     19,145,829
  Translation of assets and liabilities denominated in foreign currencies..................................        (17,490)
                                                                                                               ------------
       Net change in unrealized appreciation (depreciation)................................................     19,128,339
                                                                                                               ------------
Net realized and unrealized gain (loss)....................................................................     25,080,818
                                                                                                               ------------
Net increase (decrease) in net assets resulting from operations............................................    $41,968,258
                                                                                                               ------------



14 |  See notes to financial statements.  |  Semiannual Report

Templeton Dragon Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     --------------------------------------
                                                                                      SIX MONTHS ENDED
                                                                                        JUNE 30, 2005       YEAR ENDED
                                                                                         (UNAUDITED)     DECEMBER 31, 2004
                                                                                     --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................................        $ 16,887,440        $  9,481,435
  Net realized gain (loss) from investments and foreign currency transactions ....           5,952,479          58,934,673
  Net change in unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies ......................          19,128,339          31,086,303
                                                                                     --------------------------------------
      Net increase (decrease) in net assets resulting from operations ............          41,968,258          99,502,411
                                                                                     --------------------------------------
 Distributions to shareholders from:
  Net investment income ..........................................................          (5,310,478)         (6,171,637)
  Net realized gains .............................................................            (540,113)        (15,009,844)
                                                                                     --------------------------------------
 Total distributions to shareholders .............................................          (5,850,591)        (21,181,481)
                                                                                     --------------------------------------
 Capital share transactions (Note 2) .............................................                  --             857,852
                                                                                     --------------------------------------
      Net increase (decrease) in net assets ......................................          36,117,667          79,178,782
Net assets:
 Beginning of period .............................................................         706,138,145         626,959,363
                                                                                     --------------------------------------
 End of period ...................................................................        $742,255,812        $706,138,145
                                                                                     --------------------------------------
Undistributed net investment income included in net assets:
 End of period                                                                            $ 16,885,754        $  5,308,792
                                                                                     --------------------------------------




                     Semiannual Report | See notes to financial statements. | 15

Templeton Dragon Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company.

On May 29, 2002, the Fund's shareholders approved an Agreement and Plan of Reorganization (the "Plan") that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust. The completion of the reorganization is pending guidance from the National Tax Agency in Japan relating to the tax treatment of the Plan under Japanese laws with respect to the Fund's Japanese shareholders. If and when the reorganization is completed, the Delaware statutory trust will be the successor to the Fund.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Investments in open-end mutual funds are valued at the closing net asset value. Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.





16 |  Semiannual Report

Templeton Dragon Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.





                                                          Semiannual Report | 17

Templeton Dragon Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

In December 2004, the Board of Directors of the Fund authorized management to re-implement the Fund's open-market share repurchase program. Originally implemented in October 1997, the Fund's Board of Directors had discontinued the open-market share repurchase program in May 2002, in connection with the Fund's previously conducted tender offers. Under the program, the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of the Fund's investment manager.

At June 30, 2005, there were 100 million shares authorized ($0.01 par value). During the period ended June 30, 2005, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. During the year ended December 31, 2004, 50,373 shares were issued for $857,852 from reinvested distributions.






18 |  Semiannual Report

Templeton Dragon Fund, Inc.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
  SUBSIDIARY                                            AFFILIATION
--------------------------------------------------------------------------------
  Templeton Asset Management Ltd. (TAML)                Investment manager
  Franklin Templeton Services LLC (FT Services)         Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
        1.250%             Up to and including $1 billion
        1.200%             Over $1 billion, up to and including $5 billion
        1.150%             Over $5 billion, up to and including $10 billion
        1.100%             Over $10 billion, up to and including $15 billion
        1.050%             Over $15 billion, up to and including $20 billion
        1.000%             In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year of the Fund's average weekly net assets, of which 0.10% is paid to Nomura Asset Management U.S.A. Inc., for sub-administrative services.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

At December 31, 2004, the Fund had deferred capital losses occurring subsequent to October 31, 2004, of $2,401,388. For tax purposes, such losses will be reflected in the year ending December 31, 2005.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.





                                                          Semiannual Report | 19

Templeton Dragon Fund, Inc.

5. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At June 30, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .................................       $474,798,343
                                                            -------------
Unrealized appreciation .............................       $271,948,738
Unrealized depreciation .............................         (6,197,178)
                                                            -------------
Net unrealized appreciation (depreciation) ..........       $265,751,560
                                                            -------------

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended June 30, 2005 aggregated $21,747,459 and $20,732,322, respectively.


7. CREDIT RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the Fund's investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.





20 |  Semiannual Report

Templeton Dragon Fund, Inc.

9. RECENT LITIGATION

Pursuant to a settlement agreement which was announced on March 20, 2003, between the Fund and Harvard College, a former shareholder of the Fund, Harvard Management Company, Inc. ("Harvard Management"), which is an investment advisor to Harvard College, and Steven Alperin, an officer of Harvard Management at the time (referred to collectively as "Harvard"), the Fund agreed to take, and the Board approved, the following actions, among other actions, which have already been carried out.

 o IN-KIND TENDER OFFERs--The Fund has applied to the SEC for an exemptive order allowing the Fund to make occasional, non-periodic tender offers, each for up to 20% of the Fund's outstanding shares at a price equal to 95% of net asset value per share as of the date the offer expires, to be paid entirely in kind through a pro rata distribution of marketable portfolio securities and available cash. Subject to certain conditions, the settlement required the Fund to commence such an in-kind tender offer for 20% of the Fund's shares within three months after obtaining the SEC exemption. The Fund has also been required under the settlement to conduct, on substantially identical terms, up to two additional in-kind tender offers under certain circumstances. There is no assurance that the SEC will issue the exemptive order, nor is it possible to predict the date when an exemptive order might be granted.

 o ADDITIONAL CASH TENDER OFFERS--If the SEC did not issue the exemptive order for in-kind tender offers by March 26, 2004, the settlement provided that the Fund could, but was not obligated to, conduct an additional cash tender offer, and possibly later follow-on cash tender offers, each for 15% of the Fund's outstanding shares at a price of 92.5% of net asset value per share as of the date the offer expires. Under certain circumstances, if the Fund did not conduct these tender offers, Harvard would be relieved of its obligation to refrain from making shareholder proposals and taking other actions with respect to the Fund. The exemptive application was not received by March 26, 2004 and the Fund did not conduct any tender offers for the period ended June 30, 2005.

The settlement agreement provides that the Fund will not be obligated to commence in-kind tender offers or additional cash tender offers under certain circumstances or conditions. These relate to, among other things, the number of shares tendered by shareholders into preceding tender offers as well as the beneficial ownership percentages of the Fund's shareholders.





                                                          Semiannual Report | 21

Templeton Dragon Fund, Inc.

9. RECENT LITIGATION (CONTINUED)

STANDSTILL. As part of the settlement, Harvard agreed not to submit any proposals for consideration by shareholders of the Fund, or any other closed-end fund or similar investment vehicle managed by TAML or its affiliates, or for consideration by shareholders of Franklin Resources, Inc., nor to encourage others to do so, for a period of four years. Harvard also has agreed not at any time to acquire additional shares of the Fund or any other closed-end fund or similar investment vehicle managed by TAML or its affiliates.

10. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Fund did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.




22 |  Semiannual Report

Templeton Dragon Fund, Inc.

10. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS
On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.





                                                          Semiannual Report | 23

Templeton Dragon Fund, Inc.

10. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.





24 |  Semiannual Report

Templeton Dragon Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS, MAY 20, 2005


The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida on May 20, 2005. The purpose of the meeting was to elect four Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the
Fund: Harris J. Ashton, Frank J. Crothers, S. Joseph Fortunato and Constantine
D. Tseretopoulos.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four (4) Directors:

--------------------------------------------------------------------------------------------------------
                                             % OF         % OF                      % OF         % OF
                                          OUTSTANDING     VOTED                  OUTSTANDING     VOTED
  TERM EXPIRING 2008:          FOR          SHARES       SHARES         WITHHELD    SHARES       SHARES
--------------------------------------------------------------------------------------------------------
  Harris J. Ashton .........32,024,179.7486  84.79%       97.75%      738,218.5057  1.95%        2.25%
  Frank J. Crothers ........32,090,123.7486  84.96%       97.95%      672,274.5057  1.78%        2.05%
  S. Joseph Fortunato ......32,051,973.7486  84.86%       97.83%      710,424.5057  1.88%        2.17%
  Constantine D.
  Tseretopoulos ............32,073,358.7486  84.92%       97.90%      689,039.5057  1.82%        2.10%

* MARTIN L. FLANAGAN, EDITH E. HOLIDAY, CHARLES B. JOHNSON, GORDON S. MACKLIN, FRED R. MILLSAPS AND FRANK A. OLSON ARE DIRECTORS OF THE FUND WHO ARE CURRENTLY SERVING AND WHOSE TERMS OF OFFICE CONTINUED AFTER THE ANNUAL MEETING OF SHAREHOLDERS.




                                                          Semiannual Report | 25

Templeton Dragon Fund, Inc.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan (other than shareholders holding their shares through Japan Securities Clearing Corporation, who will not be enrolled in the Plan unless certain conditions are met and they elect to participate), unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Bank, N.A. (the "Plan Administrator") at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Dragon Fund, Inc. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares in the open market.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.





26 |  Semiannual Report

Templeton Dragon Fund, Inc.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant's shares and send the proceeds, less a service charge and less trading fees. The fees for the sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.



                                                          Semiannual Report | 27

Templeton Dragon Fund, Inc.


TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com



SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded on the New York Stock Exchange under the symbol "TDF". The Fund's shares are also listed and traded in Japan on the Osaka Securities Exchange. Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICE DIRECT(R). For information go to Mellon Investor Services' web site at http://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.



28 |  Semiannual Report

Templeton Dragon Fund, Inc.

SHAREHOLDER INFORMATION



BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held March 1, 2005, the Board of Directors ("Board"), including a majority of non-interested or independent Directors, approved renewal of the investment advisory contract for Templeton Dragon Fund, Inc. (the "Fund"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included reports on the Fund, the share price premium or discount to net asset value, the results of investment performance and related financial information for the Fund, as well as periodic reports on legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment advisory contract for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed below, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management's efforts and





                                                          Semiannual Report | 29

Templeton Dragon Fund, Inc.

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third-party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report prepared for the Fund showed its investment performance in comparison with a performance group consisting of the Fund and five other closed-end Pacific region funds as selected by Lipper during 2004, as well as during the previous ten-year period. Such report considers total return on a net asset value basis without regard to market discounts or premiums in order to accurately reflect investment performance. The Lipper report showed that while the Fund's total return for 2004 was the fourth lowest of such group, its total return on an annualized basis was the highest in such group during each of the previous three-, five- and ten-year periods. In discussing this performance, management pointed out that the Fund's total return in net asset value terms during 2004 exceeded that of the MSCI China Index, which it believed was an appropriate basis of comparison in view of the Fund's focus on China related stocks. The Board was satisfied with the Fund's performance, noting that the Fund's 2004 total return exceeded 15% as shown in such Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a Lipper report analysis of the management fees and total expense ratios of the Fund compared with an expense group consisting of the Fund, five other non-leveraged closed-end Pacific region funds, and four non-leveraged closed-end Pacific ex-Japan funds, as selected by Lipper. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper report. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of such expense group. The Lipper effective management fee analysis considers administrative fees to be part of management fees and the results of such expense





30 |  Semiannual Report

Templeton Dragon Fund, Inc.

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

comparisons showed the Fund's effective management fee rate to be the highest in its expense group, but the Fund's actual total expenses to be the fourth lowest in such Lipper expense group. The Board found such expenses to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Fund for purposes of determining profitability. Included in the analysis were the revenue and related costs involved in managing the Fund, as well as its relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a Manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares and growth following its initial public offering will primarily result from market appreciation which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at





                                                          Semiannual Report | 31

Templeton Dragon Fund, Inc.

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

some point an increase in size may lead to economies of scale which should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly. The Board noted that in the previous year it had added a breakpoint to the Fund's investment advisory fee at the $1 billion level.


PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended December 31, 2004. Additionally, the Fund expects to file, on or about August 31, 2005, such certifications with its Form N-CSRS for the six months ended June 30, 2005.



32 |  Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 8



1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.




06/05                                          Not part of the semiannual Report

  [LOGO OMITTED]
FRANKLIN TEMPLETON      100 Fountain Parkway
    INVESTMENTS         P.O. Box 33030
                        St. Petersburg, FL 33733-8030





SEMIANNUAL REPORT AND SHAREHOLDER INFORMATION
TEMPLETON DRAGON FUND, INC.



INVESTMENT MANAGER
Templeton Asset Management Ltd.

TRANSFER AGENT
Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800-416-5585
Hearing Impaired phone number: 1-800-231-5469
Foreign Shareholders phone number: 201-329-8660 www.melloninvestor.com

FUND INFORMATION
1-800/342-5236



INVESTORS SHOULD BE AWARE THAT THE VALUE OF INVESTMENTS MADE FOR THE FUND MAY GO DOWN AS WELL AS UP. LIKE ANY INVESTMENT IN SECURITIES, THE VALUE OF THE FUND'S PORTFOLIO WILL BE SUBJECT TO THE RISK OF LOSS FROM MARKET, CURRENCY, ECONOMIC, POLITICAL AND OTHER FACTORS. THE FUND AND ITS INVESTORS ARE NOT PROTECTED FROM SUCH LOSSES BY THE INVESTMENT MANAGER. THEREFORE, INVESTORS WHO CANNOT ACCEPT THIS RISK SHOULD NOT INVEST IN SHARES OF THE FUND. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



TLTDF S2005 08/05




ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.         N/A



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Members of the Audit Committee are:  Frank J. Crothers, Fred R. Millsaps; Frank
A. Olson and Constantine D. Tseretopoulos


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Ltd in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of directors; defer to the voting recommendation of the Fund's board of directors, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT.       N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND  AFFILIATED PURCHASERS.             N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


TEMPLETON DRAGON FUND, INC.


By /s/JIMMY D. GAMBILL
  -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: August 19, 2005




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: August 19, 2005



By /s/GALEN G. VETTER
  -----------------------------
   Galen G. Vetter
   Chief Financial Officer
Date: August 19, 2005